SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                 August 14, 2000
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                                EIEIHOME.COM INC.
             (Exact name of registrant as specified in its charter)



         Delaware                      1-15627                   042451506
      (State or other           (Commission file number)     (I.R.S. employer
 jurisdiction of incorporation)                             identification no.)



       67 Wall Street, Suite 2411
           New York, New York                                      10005
   (Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (212) 344-0351



                   (Former Name if Changed Since Last Report)

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Item 2.     Acquisition or Disposition of Assets.

            On August 14, 2000, the Company entered into a Letter of Intent with The Wireless Stock Xchange, Inc. ("TWSX") with respect to the potential acquisition by the Company of all of the shares of TWSX in exchange for 33 million common shares of the Company. The Company issued a press release on August 14, 2000 concerning the proposed acquisition, a copy of which is set forth as Exhibit 99.1 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

Item 7.     Financial Statements and Exhibits.

(c)               Exhibits

Exhibit 99.1 Press Release issued by the Company on August 14, 2000 to announce the proposed acquisition by the Company of all of the shares of TWSX in exchange for 33 million common shares of the Company.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    EIEIHOME.COM INC.
                                         (Registrant)


Date:  August 17, 2000              By: /s/ John G. Simmonds
                                       ----------------------------
                                    Name:  John G. Simmonds
                                    Title: President and Chief
                                           Executive Officer


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                                      INDEX


Exhibit No.       Description
-----------       ------------

Exhibit 99.1 Press Release issued by the Company on August 14, 2000 to announce the proposed acquisition by the Company of all of the shares of TWSX in exchange for 33 million common shares of the Company.


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